GREEN MOUNTAIN COFFEE, INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1999 STOCK OPTION PLAN
                             INCENTIVE STOCK OPTION

                                 January 8, 1999


         AGREEMENT entered into by and between Green Mountain Coffee, Inc., a Delaware corporation with its principal place of business in Waterbury, Vermont (together with its subsidiaries, the "Company"), and the undersigned employee of the Company (the "Optionee").

         The Company desires to grant, the Optionee an incentive stock option under the Company's 1999 Stock Option Plan, as amended (the "Plan") to acquire shares of the Company's Common Stock, par value $.10 per share (the "Shares").

         The Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

         ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

         1.       Grant of Option.

         The Company hereby grants to the Optionee incentive stock options (collectively, the "Option") to purchase all or any part of the number of Shares shown at the end of this Agreement on the terms and conditions hereinafter set forth. This Option is intended to be treated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Purchase Price.

         The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per Share set forth at the end of this Agreement.

         3.       Time of Exercise of Option.

         This Option shall be first exercisable as to 25% of the Shares on each of the first four anniversary dates of this Agreement.

         To the extent the Option is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date, as hereinafter defined.

         4.       Term of Options; Exercisability.

         (a)      Term.

                                    (i) Each  Option  shall  expire  on the date
                           shown at the end of this Agreement (the "Expiration Date"), as determined by the Board of Directors of the Company (the "Board").

                                    (ii)  Except as  otherwise  provided in this
                           Section 4, if the Optionee's employment by the Company is terminated, the Option granted to the Optionee hereunder shall terminate on the earlier of ninety days after the date the Optionee's employment by the Company is terminated, or (ii) the date on which the Option expires by its terms.

                                    (iii)  If  the   Optionee's   employment  is
                           terminated by the Company for cause or because the Optionee is in breach of any employment agreement, such Option will terminate on the date the Optionee's employment is terminated by the Company.

                                    (iv)  If  the   Optionee's   employment   is
                           terminated by the Company because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such Optionee's employment by the Company is terminated, or (ii) the date on which the option expires by its terms.

                                    (v)  In  the  event  of  the  death  of  the
                           Optionee, the Option granted to such Optionee shall terminate on the earlier of (i) one year after the date such optionee's employment by the Company is terminated; or (ii) the date on which the option expires by its terms.

         (b)      Exercisability.

                                    (i)  Except  as  provided   below,   if  the
                           Optionee's employment by the Company is terminated, the Option granted to the Optionee hereunder shall be exercisable only to the extent that the right to purchase shares under such Option has accrued and is in effect on the date the Optionee's employment by the Company is terminated.

                                    (ii)  If  the   Optionee's   employment   is
                           terminated by the Company because he or she has become permanently disabled, as defined above, the option granted to the Optionee hereunder shall be immediately exercisable as to the full number of Shares covered by such Option, whether or not under the provisions of Section 3 hereof such Option was otherwise exercisable as of the date of disability.

                                    (iii)  In  the  event  of the  death  of the
                           Optionee, the Option granted to such Optionee may be exercised to the full number of Shares covered thereby, whether or not under the provisions of
                           Section 3 hereof the Optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.

         5.       Manner of Exercise of Option.

         (a) To the extent that the right to exercise the Option has accrued and is in effect, the option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. Payment may be either wholly in cash or in whole or in part in Shares already owned by the person exercising the Option, valued at fair market value as of the date of exercise; provided, however, that payment of the exercise price by delivery of Shares already owned by the person exercising the Option may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the option, not less than thirty (30) and not more than ninety (90) days from the date of receipt of the notice by the Company.

         (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

         6.       Non-Transferability.

         The right of the Optionee to exercise the option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

         7.       Representation Letter and Investment Legend.

         (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

         (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

         8.       Adjustments on Changes in Capitalization.

         Adjustments on changes in capitalization and the like shall be made in accordance with the Plan, as in effect on the date of this Agreement.

         9.       No Special Employment Rights.

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

         10. Rights as a Shareholder.

         The Optionee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         11.      Withholding Taxes.

         Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares purchased upon exercise of this Option to satisfy the above-mentioned withholding requirement.

         IN WITNESS HEREOF, the Company has caused this Agreement to be executed, and the optionee has hereunto set his or her hand and seal, all as of the day and year first above written.

GREEN MOUNTAIN COFFEE, INC.                             OPTIONEE

By:   /s/ Robert P. Stiller                             /s/ James K. Prevo
      _____________________                             ________________________
      Robert P. Stiller                                 James K. Prevo
      President
                                                        10,000
                                                        ________________________
                                                        Number of Shares

                                                        $5.625
                                                        ________________________
                                                        Purchase Price Per Share

                                                        January 8, 2009
                                                        ________________________
                                                        Expiration Date